                              SUBJECT TO REVISION

                    SERIES TERM SHEET DATED OCTOBER 30, 2000

                                  [FLEET LOGO]

                       FLEET CREDIT CARD MASTER TRUST II
                                     ISSUER

                     FLEET BANK (RI), NATIONAL ASSOCIATION
                              SELLER AND SERVICER

  $611,250,000 CLASS A FLOATING RATE ASSET-BACKED CERTIFICATES, SERIES 2000-D
   $56,250,000 CLASS B FLOATING RATE ASSET-BACKED CERTIFICATES, SERIES 2000-D

     THE CLASS A FLOATING RATE ASSET-BACKED CERTIFICATES, SERIES 2000-D AND THE CLASS B FLOATING RATE ASSET-BACKED CERTIFICATES, SERIES 2000-D REPRESENT INTERESTS IN THE FLEET CREDIT CARD MASTER TRUST II ONLY AND DO NOT AND WILL NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF FLEET BANK (RI), NATIONAL ASSOCIATION OR ANY OF ITS AFFILIATES.

     A CERTIFICATE IS NOT A DEPOSIT AND NEITHER THE CERTIFICATES NOR THE UNDERLYING ACCOUNTS OR RECEIVABLES ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

     THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION ABOUT THE CERTIFICATES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE CERTIFICATES. THE INFORMATION PROVIDED IN THIS SERIES TERM SHEET IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. ADDITIONAL INFORMATION WILL BE CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. PURCHASERS ARE URGED TO READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

     THIS SERIES TERM SHEET SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. SALES OF THE CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND PROSPECTUS.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE CERTIFICATES OR PASSED ON THE ADEQUACY OR ACCURACY OF THE DISCLOSURES IN THIS SERIES TERM SHEET, THE PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                    Underwriters of the Class A Certificates

MERRILL LYNCH & CO.
                 LEHMAN BROTHERS
                              MORGAN STANLEY DEAN WITTER
                                           SALOMON SMITH BARNEY
                                                        FLEET SECURITIES, INC.
                    Underwriters of the Class B Certificates

MERRILL LYNCH & CO.                                         SALOMON SMITH BARNEY

                                SUMMARY OF TERMS

This series term sheet will be superseded in its entirety by the information provided in the final prospectus supplement, the prospectus and the Series 2000-D Supplement. The certificates will be issued under the Pooling and Servicing Agreement dated as of December 1, 1993 as amended and restated as of May 23, 1994 (and as further amended from time to time, the "Master Pooling and Servicing Agreement") between the bank, as seller and as servicer and Bankers Trust Company, as trustee, as supplemented by the Series 2000-D Supplement. The Master Pooling and Servicing Agreement, together with the series supplement, is the "Pooling and Servicing Agreement."

THE TRUST

Fleet Credit Card Master Trust II will issue the certificates.

The trust has issued numerous series of certificates, will issue the Series 2000-D certificates and expects to issue additional series. The certificates of each series represent an ownership interest in the assets of the trust.

THE TRUSTEE

The trustee is Bankers Trust Company.

SELLER AND SERVICER

  SELLER

Fleet Bank (RI), National Association originates and acquires credit card accounts. As seller, the bank sells the receivables to the trust.

  SERVICER

The bank also is the servicer. As servicer, the bank collects payments on the receivables and allocates the collections among interests in the trust.

  THE BANK

The bank is a special purpose credit card bank. Its principal offices are located at 111 Westminster Street, Providence, Rhode Island 02903. The telephone number is (401) 278-5451.

THE RECEIVABLES

The primary assets of the trust are receivables in VISA(R) and MasterCard(R)(1) revolving credit card accounts. The receivables consist of principal receivables and finance charge receivables.

OFFERED SECURITIES

The trust is offering $611,250,000 of the Class A certificates and $56,250,000 of the Class B certificates as part of Series 2000-D. The certificates represent an interest in the assets of the trust.
---------------
(1) VISA(R) and MasterCard(R) are federally registered servicemarks of VISA U.S.A., Inc. and MasterCard International, respectively.

The Class B Certificates are subordinated to the Class A Certificates.

  DISTRIBUTION DATES

The first distribution date will be January 16, 2001.

Distribution dates for the Series 2000-D certificates will be the 15th day of each month if the 15th day is a business day. If the 15th is not a business day, the distribution date will be the following business day.

  INTEREST

Interest on the Series 2000-D certificates will be paid on each distribution date.

Class A

The Class A certificates will bear interest at one-month LIBOR as determined
each month plus      % per annum.

Class B

The Class B certificates will bear interest at one-month LIBOR as determined
each month plus      % per annum.

  PRINCIPAL

The seller expects that principal on the Series 2000-D certificates will be distributed on the November 2005 distribution date; however, principal may, in fact, be distributed earlier or later.

If certain adverse events known as pay out events occur, principal may be distributed earlier than expected.

If collections of the credit card receivables are less than expected or are collected more slowly than expected, then principal repayment may be delayed.

Class A

The seller expects that principal of the Class A certificates will be distributed on the November 2005 distribution date.

Class B

The seller expects that principal of the Class B certificates will be distributed on the November 2005 distribution date; however, no principal will be paid on the Class B certificates unless the Class A certificates are paid in full or a sufficient amount has been accumulated to pay the Class A certificates in full.

Accumulation Period

The accumulation period for the certificates is scheduled to begin on February 1, 2005. The servicer may, however, elect to delay the beginning of the accumulation period to a date not later than October 1, 2005.

Legal Final Maturity

If the Series 2000-D certificates are not paid on their expected final distribution dates, collections of receivables will continue to be used to pay principal on the Series 2000-D certificates until the certificates are paid or until May 15, 2008, whichever occurs first. May 15, 2008 is the legal final maturity date for Series 2000-D.

THE COLLATERAL INTEREST

At the same time as the Series 2000-D certificates are issued, the trust will issue an undivided interest in the trust called a collateral interest in the amount of $82,500,000 as part of Series 2000-D. The holder of the collateral interest will have voting and certain other rights as if the collateral interest were a subordinated class of certificates.

CREDIT ENHANCEMENT

  SUBORDINATION OF CLASSES

The collateral interest and the Class B certificates are subordinated to the Class A certificates.

The collateral interest is also subordinated to the Class B certificates.

THE SELLERS' INTEREST

The interest in the trust not represented by Series 2000-D or by any other series is the sellers' interest. The sellers' interest is represented by the seller certificates, including the bank certificate and any supplemental certificates. The bank certificate is held by the bank. The bank may sell a portion of the sellers' interest to other investors.

The sellers' interest does not provide credit enhancement for Series 2000-D or any other series.

ALLOCATIONS

  AMONG SERIES

Each month the bank, as servicer, will allocate collections received among:

- Series 2000-D;

- other outstanding series; and

- the sellers' interest in the trust.

The amount allocated to Series 2000-D will be determined based mainly upon the ratio of the invested amount of Series 2000-D to the total amount of principal receivables in the trust.

You are entitled to receive payments of interest and principal only from collections and other trust assets allocated to your series.

The invested amount is the primary basis for allocations to Series 2000-D. The invested amount is the sum of the Class A invested amount, the Class B invested amount and the collateral invested amount.

At the time of issuance of the Series 2000-D certificates, the invested amount for Series 2000-D will be $750,000,000.

  AMONG CLASSES

From the amounts allocated to your series, the servicer will further allocate among the Class A certificates, the Class B certificates and the collateral interest on the basis of the invested amount of each class and the invested amount of the collateral interest.

TAX STATUS

Subject to important considerations described in the prospectus, Orrick, Herrington & Sutcliffe LLP, as special tax counsel to the bank, is of the opinion that under existing law the Series 2000-D Class A certificates and the Series 2000-D Class B certificates will be characterized as debt for federal income tax purposes. By your acceptance of a Series 2000-D certificate, you will agree to treat your certificates as debt for federal, state and local income and franchise tax purposes.

OPTIONAL REPURCHASE

On any date occurring on or after the date that the Series 2000-D investor amount is reduced to 5% of less of the initial Series 2000-D invested amount, the seller will have the option to repurchase the Series 2000-D certificates. Any optional repurchase may result in an early repayment of your investment without any prepayment penalty.

ERISA CONSIDERATIONS

Subject to important considerations described in the prospectus supplement and in the prospectus, the Class A certificates are eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts.

For reasons discussed in the prospectus supplement and the prospectus, the Class B certificates are not eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts other than an insurance company investing assets of its general account.

CERTIFICATE RATINGS

The Class A certificates will be rated in the highest rating category by at least one nationally recognized rating organization and the Class B certificates will be rated in one of the three highest rating categories by at least one nationally recognized rating organization.

EXCHANGE LISTING

Fleet Credit Card Master Trust II will apply to list the Class A certificates and the Class B certificates on the Luxembourg Stock Exchange. There is no guaranty that the application for the listing will be accepted. You should consult with Deutsche Bank Luxembourg S.A., the Luxembourg listing agent for the certificates, 14 Boulevard F.D. Roosevelt, L-2450 Luxembourg, phone number (352) 46 02 41, to determine whether or not the Series 2000-D certificates are listed on the Luxembourg Stock Exchange.

                                  THE BANK AND
                       THE BANK'S CREDIT CARD ACTIVITIES

GENERAL

     Fleet Bank (RI), National Association (the "bank") is seller and servicer with respect to the receivables. The bank is an indirect, wholly-owned subsidiary of FleetBoston Financial Corporation ("Fleet"). Fleet is the bank holding company which came into existence on October 1, 1999 as a result of the merger of Fleet Financial Group, Inc. and BankBoston Corporation. Prior to the merger of Fleet Financial Group, Inc. and the BankBoston Corporation, the bank was an indirect wholly-owned subsidiary of Fleet Financial Group, Inc.

     The receivables conveyed or to be conveyed to the trust by the bank pursuant to the Pooling and Servicing Agreement have been or will be generated from transactions made by holders of credit card accounts (the "Accounts") selected from the Fleet Credit Card Portfolio. The Fleet Credit Card Portfolio consists of accounts originated by the bank, accounts purchased from other institutions and accounts acquired as a result of acquisitions of or mergers with other financial institutions.

     The bank is a member of VISA U.S.A., Inc. and MasterCard International.

FINANCE CHARGES

     The majority of the accounts in the Fleet Credit Card Portfolio are subject to finance charges at London interbank offered rate indexed variable rates ranging from 0% to 26.9% for purchases, balance transfers and cash advances. There is also a portion of the portfolio subject to finance charges set at a fixed rate for purchases only.

DELINQUENCY AND LOSS EXPERIENCE

     The following tables show the delinquency and loss experience for the Fleet Credit Card Portfolio.

     The accounts which have been designated to the trust and the receivables in such accounts as of any date of determination constitute the trust portfolio.

     The trust portfolio is only a portion of the Fleet Credit Card Portfolio; therefore, actual delinquency and gross charge-off experience with respect to the receivables in the trust may be different from that shown in the following tables which include information for the entire Fleet Credit Card Portfolio.

     There can be no assurance that the delinquency and loss experience for the receivables in the trust will be similar to the historical experience shown in the following tables.

                             DELINQUENCY EXPERIENCE
                          FLEET CREDIT CARD PORTFOLIO
                             (DOLLARS IN THOUSANDS)

                                            AS OF
                                        SEPTEMBER 30,               AS OF DECEMBER 31,
                                        -------------    -----------------------------------------
                                            2000            1999           1998           1997
                                        -------------    -----------    -----------    -----------
Receivables Outstanding(1)(2).........   $14,193,968     $14,278,212    $14,524,541    $13,937,589
Receivables Contractually Delinquent
  as a Percentage of Receivables
  Outstanding(1):
  30-59 days..........................          1.47%           1.44%          1.58%          1.77%
  60-89 days..........................          1.07%           1.09%          1.07%          1.13%
  90 or more days.....................          2.13%           2.35%          2.29%          2.39%
                                         -----------     -----------    -----------    -----------
          Total.......................          4.67%           4.88%          4.94%          5.29%
                                         ===========     ===========    ===========    ===========

------------
(1) Information prior to February 20, 1998 is shown pro forma as if the bank had purchased the Advanta consumer credit card portfolio as of the beginning of 1997. Receivables Outstanding and Receivables Contractually Delinquent related to the credit card portfolio acquired by Fleet Financial Group, Inc. as a result of the purchase of NatWest Bank, N.A. are included beginning in June, 1997. Receivables Outstanding and Receivables Contractually Delinquent related to the credit card portfolio acquired by Fleet as a result of the merger of Fleet Financial Group, Inc. and BankBoston Corporation are included as of March 31, 2000.

(2) Receivables Outstanding consists of all amounts due from cardholders as posted to the accounts.

                                LOSS EXPERIENCE
                          FLEET CREDIT CARD PORTFOLIO
                             (DOLLARS IN THOUSANDS)

                                NINE MONTHS ENDED
                                  SEPTEMBER 30,                  YEAR ENDED DECEMBER 31,
                                -----------------      -------------------------------------------
                                      2000                1999            1998            1997
                                -----------------      -----------     -----------     -----------
Average Receivables
  Outstanding(1)(2)...........    $ 14,140,611         $13,065,414     $14,380,316     $13,950,913
Gross Losses(1)(3)............    $    664,497         $   967,611     $ 1,034,996     $ 1,052,527
Recoveries(1).................    $     56,239         $    75,883     $    91,664     $    84,439
Net Losses....................    $    608,258         $   891,728     $   943,332     $   968,088
Net Losses as a Percentage of
  Average Receivables
  Outstanding.................     5.74%(4)(5)            6.83%(4)        6.56%(4)           6.94%

------------
(1) Information prior to February 20, 1998 is shown pro forma as if the bank had purchased the Advanta consumer credit card portfolio as of the beginning of 1997. Average Receivables Outstanding, Gross Losses and Recoveries related to the credit card portfolio acquired by Fleet Financial Group, Inc. as a result of the purchase of NatWest Bank, N.A. are included beginning in June, 1997. Average Receivables Outstanding, Gross Losses and Recoveries related to the credit card portfolio acquired by Fleet as a result of the merger of Fleet Financial Group, Inc. and BankBoston Corporation are included as of March 31, 2000.

(2) Average Receivables Outstanding is the sum of receivables outstanding at the beginning and end of each month during the period indicated, divided by twice the number of months in the period indicated.

(3) Gross Losses are presented net of adjustments made pursuant to the bank's normal servicing procedures, including removal of incorrect or disputed finance charges and reversal of annual cardholder fees on cardholder accounts which have been closed. Losses do not include accrued finance charges that have been charged-off or fraud losses.

(4) As of October 1, 1998, the bank implemented a revised policy relating to the charge-off of bankrupt credit card accounts and the charge-off of delinquent accounts. The revisions will be described in the prospectus.

(5) Annualized.

PAYMENT RATES

     The following table shows the highest and lowest cardholder monthly payment rates and the average cardholder monthly payment rates for the Fleet Credit Card Portfolio. The rates are calculated as a percentage of the total opening monthly account balances during the periods shown. Payments shown in the table include amounts which would be deemed payments of principal receivables and finance charge receivables on the accounts.

                             MONTHLY PAYMENT RATES
                        FLEET CREDIT CARD PORTFOLIO (1)

                                                         NINE MONTHS
                                                            ENDED
                                                        SEPTEMBER 30,    YEAR ENDED DECEMBER 31,
                                                        -------------    -----------------------
                                                            2000         1999     1998     1997
                                                        -------------    -----    -----    -----
Lowest................................................      11.12%       11.20%   10.84%    9.93%
Highest...............................................      12.93%       13.64%   12.36%   12.29%
Monthly Average.......................................      12.07%       12.06%   11.57%   11.09%

------------
(1) Information prior to February 20, 1998 is shown pro forma as if the bank had purchased the Advanta consumer credit card portfolio as of the beginning of 1997. Collections related to the credit card portfolio acquired by Fleet Financial Group, Inc. as a result of the purchase of NatWest Bank, N.A. are included beginning in June, 1997. Collections related to the credit card portfolio acquired by Fleet as a result of the merger of Fleet Financial Group, Inc. and BankBoston Corporation are included as of March 31, 2000.

RECEIVABLE YIELD CONSIDERATIONS

     The following table provides yield information for the nine months ended September 30, 2000 and each of the years ended December 31, 1999, 1998 and 1997.

     The historical yield figures in the table are calculated on an accrual basis. Collections on the receivables in the trust will be on a cash basis and may not reflect the historical yield experience in the table. For example, during periods of increasing delinquencies accrual yields may exceed cash yields as amounts collected on credit card receivables lag behind amounts accrued and billed to cardholders. Conversely, as delinquencies decrease, cash yields may exceed accrual yields as amounts collected in a current period may include amounts accrued during prior periods. Yield on both an accrual and a cash basis will be affected by numerous factors, including the finance charges on the receivables in the trust, the amount of the annual cardholder fees and other fees and charges, changes in the delinquency rate on the receivables in the trust, the percentage of cardholders who pay their balances in full each month and do not incur finance charges and any restrictions which may be imposed by future legislation or regulations.

     There can be no assurance that the revenue from finance charges and fees for the receivables in the trust, will be similar to the historical experience set forth below.

                     REVENUE FROM FINANCE CHARGES AND FEES
                          FLEET CREDIT CARD PORTFOLIO

                                                    NINE MONTHS
                                                       ENDED
                                                   SEPTEMBER 30,      YEAR ENDED DECEMBER 31,
                                                   -------------   ------------------------------
                                                       2000         1999        1998        1997
                                                   -------------   ------      ------      ------
Average Monthly Accrued Fees and
  Charges(2)(3)(4)...............................     $43.65       $42.76(6)   $36.07(1)   $36.99(1)
Average Account Balance(2)(5)....................     $2,848       $2,699      $2,798      $2,783
Yield From Fees and Charges(3)(4)................      18.39%       19.01%(6)   15.47%(1)   15.95%(1)

------------
(1) The amounts shown for the years ended December 31, 1998 and 1997 do not include revenue attributed to interchange.

(2) Information prior to February 20, 1998 is shown pro forma as if the bank had purchased the Advanta consumer credit card portfolio as of the beginning of 1997. Fees, charges and account balances related to the credit card portfolio acquired by Fleet Financial Group, Inc. as a result of the purchase of NatWest Bank, N.A. are included beginning in June, 1997. Fees, charges and account balances related to the credit card portfolio acquired by Fleet as a result of the merger of Fleet Financial Group, Inc. and BankBoston Corporation are included as of March 31, 2000.

(3) Fees and Charges for each of the years ended December 31, 1997 and 1998 are comprised of finance charges, annual cardholder fees and certain other service charges. Fees and Charges for the nine-month period ended September 30, 2000 and for the year ended December 31, 1999 are comprised of finance charges, annual cardholders fees and all other service charges plus revenue attributed to interchange.

(4) Average Monthly Accrued Fees and Charges and Yield From Fees and Charges are presented net of adjustments made pursuant to normal servicing procedures, including removal of incorrect or disputed finance charges and reversal of finance charges accrued on charged-off accounts.

(5) Average Account Balance includes purchases, cash advances and billed and unpaid finance and other charges, and is calculated based on the average of the opening monthly account balances for accounts with balances during the periods shown.

(6) Beginning January 1, 1999 revenue from interchange and fees not previously included have been included in fees and charges and in calculating the yield from fees and charges. For the nine months ended September 30, 2000 and the year ended December 31, 1999, if fees and charges had not included revenue attributed to interchange and the additional fees, the Average Monthly Accrued Fees and Charges would have been $37.38 and $36.84, respectively, and the Yield From Fees and Charges would have been 15.75% and 16.38%, respectively.

     The yields shown in the above table are comprised of three components: finance charges, annual cardholder fees and other service charges, such as late charges. In addition, for the nine months ended September 30, 2000 and for the year ended December 31, 1999, the yield includes interchange and fees not previously included. The yield related to annual cardholder fees, on those accounts that assess annual fees, and other service charges varies with the type and volume of activity in and the balance of each account. The bank currently assesses annual cardholder fees of $10 to $50 for certain of its credit card accounts. Most accounts included in the Fleet Credit Card Portfolio and originated since March 1987 do not carry an annual cardholder fee.

                          TRUST PORTFOLIO INFORMATION

     The receivables in the initial accounts designated to the trust were conveyed to the trust on December 3, 1993. Since that date, accounts have been added to the trust from time to time. The additional accounts were selected from the Advanta consumer credit card portfolio prior to February 20, 1998 and from the Fleet Credit Card Portfolio on and after February 20, 1998.

     As of the date of this series term sheet, the accounts from which the receivables in the trust arise are the existing VISA and MasterCard accounts. However, any new accounts designated to the trust are not required to be VISA or MasterCard accounts.

     The receivables in the trust, including receivables in the additional accounts the receivables of which have been or are expected to be conveyed to the trust during the period from September 30, 2000 through the date of issuance of the Series 2000-D certificates, as of September 30, 2000, totaled $12,037,782,543 in 7,103,813 accounts. The accounts had an average credit limit of $7,211. The percentage of the aggregate total receivables balance to the aggregate total credit limit was 23.5%. The average age of the accounts was approximately 45.4 months.

     The receivables balance in the trust as of September 30, 2000, not including receivables to be added to the trust thereafter, totaled $11,406,540,646. The receivables balance in the trust as of October 29, 2000 totaled $11,091,179,679. As of October 29, 2000, the balance of receivables in the trust which were 30 days or more contractually delinquent was $523,249,576.

     The following tables summarize the trust portfolio by various criteria as of the close of business on September 30, 2000, including receivables in the additional accounts the receivables of which have been or are expected to be conveyed to the trust during the period from September 30, 2000 through the date of issuance of the Series 2000-D certificates. Because the future composition of the trust portfolio may change over time, these tables are not necessarily indicative of future results.

                         COMPOSITION BY ACCOUNT BALANCE
                                TRUST PORTFOLIO

                                                        PERCENTAGE
                                                         OF TOTAL                        PERCENTAGE
                                           NUMBER OF    NUMBER OF                         OF TOTAL
ACCOUNT BALANCE RANGE                      ACCOUNTS      ACCOUNTS       RECEIVABLES      RECEIVABLES
---------------------                      ---------    ----------    ---------------    -----------
Credit Balance...........................    136,071        1.9%      $   (11,201,651)       (0.1)%
$0.00....................................  3,250,917       45.8                     0         0.0
$0.01 to $1,000.00.......................  1,098,523       15.5           379,055,365         3.2
$1,000.01 to 2,500.00....................    709,762       10.0         1,218,685,925        10.1
$2,500.01 to 5,000.00....................    995,043       14.0         3,687,174,806        30.6
$5,000.01 to 7,500.00....................    551,047        7.7         3,368,985,317        28.0
Over $7,500.00...........................    362,450        5.1         3,395,082,781        28.2
                                           ---------      -----       ---------------       -----
          Total..........................  7,103,813      100.0%      $12,037,782,543       100.0%
                                           =========      =====       ===============       =====

                          COMPOSITION BY CREDIT LIMIT
                                TRUST PORTFOLIO

                                                        PERCENTAGE
                                                         OF TOTAL                        PERCENTAGE
                                           NUMBER OF    NUMBER OF                         OF TOTAL
CREDIT LIMIT BALANCE                       ACCOUNTS      ACCOUNTS       RECEIVABLES      RECEIVABLES
--------------------                       ---------    ----------    ---------------    -----------
$0.00 to $1,000.00.......................     78,379        1.1%      $     5,359,966         0.0%
$1,000.01 to 2,500.00....................    369,048        5.2           272,326,493         2.3
$2,500.01 to 5,000.00....................  1,667,409       23.5         1,960,869,580        16.3
$5,000.01 to 7,500.00....................  2,041,313       28.7         2,895,754,458        24.1
Over $7,500.00...........................  2,947,664       41.5         6,903,472,046        57.3
                                           ---------      -----       ---------------       -----
          Total..........................  7,103,813      100.0%      $12,037,782,543       100.0%
                                           =========      =====       ===============       =====

                      COMPOSITION BY PERIOD OF DELINQUENCY
                                TRUST PORTFOLIO

                                                        PERCENTAGE
                                                         OF TOTAL                        PERCENTAGE
PERIOD OF DELINQUENCY                      NUMBER OF    NUMBER OF                         OF TOTAL
(DAYS CONTRACTUALLY DELINQUENT)            ACCOUNTS      ACCOUNTS       RECEIVABLES      RECEIVABLES
-------------------------------            ---------    ----------    ---------------    -----------
Not Delinquent...........................  6,855,093       96.5%      $10,968,014,433        91.1%
1 to 29 days.............................    140,634        2.0           551,083,235         4.6
30 to 59 days............................     38,374        0.5           166,022,742         1.4
60 to 89 days............................     24,853        0.4           119,644,015         1.0
90 to 119 days...........................     16,401        0.2            82,521,863         0.7
120 to 149 days..........................     13,986        0.2            71,462,461         0.6
150 to 179 days..........................     10,448        0.1            54,527,520         0.4
180 or more..............................      4,024        0.1            24,506,274         0.2
                                           ---------      -----       ---------------       -----
          Total..........................  7,103,813      100.0%      $12,037,782,543       100.0%
                                           =========      =====       ===============       =====

                           COMPOSITION BY ACCOUNT AGE
                                TRUST PORTFOLIO

                                                        PERCENTAGE
                                                         OF TOTAL                        PERCENTAGE
                                           NUMBER OF    NUMBER OF                         OF TOTAL
AGE (IN MONTHS)                            ACCOUNTS      ACCOUNTS       RECEIVABLES      RECEIVABLES
---------------                            ---------    ----------    ---------------    -----------
Not more than 6 Months...................    544,187        7.8%      $ 1,673,534,791        13.9%
Over 6 to 12 Months......................    839,355       11.8         1,956,660,429        16.3
Over 12 to 24 Months.....................  1,285,587       18.1         2,314,300,155        19.2
Over 24 to 36 Months.....................  1,549,702       21.8         1,580,102,328        13.1
Over 36 to 48 Months.....................    510,156        7.2           657,514,413         5.5
Over 48 to 60 Months.....................    656,115        9.2         1,035,227,143         8.6
Over 60 to 84 Months.....................    885,875       12.5         1,485,616,964        12.3
Over 84 Months...........................    822,836       11.6         1,334,826,320        11.1
                                           ---------      -----       ---------------       -----
          Total..........................  7,103,813      100.0%      $12,037,782,543       100.0%
                                           =========      =====       ===============       =====

              GEOGRAPHIC DISTRIBUTION OF ACCOUNTS AND RECEIVABLES
                               TRUST PORTFOLIO(1)

                                                        PERCENTAGE
                                                         OF TOTAL                        PERCENTAGE
                                           NUMBER OF    NUMBER OF                         OF TOTAL
STATE                                      ACCOUNTS      ACCOUNTS       RECEIVABLES      RECEIVABLES
-----                                      ---------    ----------    ---------------    -----------
California...............................    888,143       12.5%      $ 1,428,497,997        11.9%
New York.................................    634,858        8.9         1,024,965,727         8.5
Texas....................................    463,316        6.5           833,482,091         6.9
Florida..................................    440,033        6.2           770,458,435         6.4
Pennsylvania.............................    314,048        4.4           505,842,622         4.2
Ohio.....................................    266,808        3.8           463,369,337         3.8
Massachusetts............................    286,565        4.0           448,931,976         3.7
Illinois.................................    273,848        3.9           447,832,550         3.7
New Jersey...............................    283,616        4.0           440,653,515         3.7
Michigan.................................    219,739        3.1           382,719,936         3.2
All Other(2).............................  3,032,839       42.7         5,291,028,357        44.0
                                           ---------      -----       ---------------       -----
          Total..........................  7,103,813      100.0%      $12,037,782,543       100.0%
                                           =========      =====       ===============       =====

---------------
(1) All data as of September 30, 2000 including receivables then in the trust and receivables in additional accounts to be added thereafter through the date of issuance of the Series 2000-D certificates.

(2) No state or other jurisdiction is this category represented more than 3% of the total number of accounts or more than 3% of the receivables.

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